Exhibit 10.1

THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Fifth Amended and Restated Credit Agreement (this “Third Amendment”) is entered into as of the 25th day of July, 2012 (the “Effective Date”), by and among GEOMET, INC., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), and the Banks party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, the financial institutions party thereto as Banks, and the other agents party thereto are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 14, 2011 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower and provided certain other credit accommodations to Borrower; and

WHEREAS, Borrower has requested that the Banks amend Section 4.5 of the Credit Agreement to extend the period in which Borrower is required to deliver an Election Notice; and

WHEREAS, the Administrative Agent and the Banks are willing to amend the Credit Agreement as set forth herein on the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Banks party hereto hereby agree as follows:

Section 1.               Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

1.1           Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the definitions of Security Agreement and Third Amendment and amend the definition of Loan Papers, each to read in full as follows:

“Security Agreement” means that certain Pledge and Security Agreement dated as of June 22, 2012, among Borrower, Guarantors and Administrative Agent.

“Third Amendment” means that certain Third Amendment to Fifth Amended and Restated Credit Agreement dated as of July 25, 2012, among Borrower, Administrative Agent and the Banks party thereto.

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty now or hereafter executed, the Mortgages, each Borrower Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Security Agreement, all other security agreements, deposit account control agreements, and other collateral documents, now or hereafter executed by any Credit Party to secure payment of the Obligations or any part thereof, the Certificate of Effectiveness, the Letters of Credit and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.2           Amendment to Section 4.5 of the Credit Agreement.  Section 4.5 of the Credit Agreement is hereby amended by deleting the phrase “July 31, 2012” contained therein and replacing it with “August 8, 2012”.

Section 2.               Conditions Precedent to Third Amendment.  This Third Amendment shall be effective as of the Effective Date when the following conditions precedent have been satisfied:

2.1           Counterparts.  Administrative Agent shall have received counterparts of this Third Amendment executed on behalf of Borrower, Administrative Agent and each Bank.

2.2           Other Information.  Administrative Agent shall have received such other information and documents as may be reasonably required by Administrative Agent and its counsel.

Section 3.               Representations and Warranties of Borrower.  To induce the Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

3.1           Reaffirm Existing Representations and Warranties.  Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

3.2           Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this Third Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party, or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party except Permitted Encumbrances.

3.3           Validity and Enforceability.  This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting

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creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4           No Default.  No Default or Event of Default shall have occurred which is continuing.

Section 4.               Miscellaneous.

4.1           Reaffirmation of Loan Papers.  Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

4.2           Parties in Interest.  All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3           Legal Expenses.  Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

4.4           Counterparts.  This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower and each Bank have executed a counterpart.  Facsimiles or other electronic transmissions (e.g., pdf) shall be effective as originals.

4.5           Complete Agreement.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6           Headings.  The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

4.7           Governing Law.  This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, other than conflict of laws rules thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

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BORROWER:

GEOMET, INC.,
a Delaware corporation

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Senior Vice President

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

ADMINISTRATIVE AGENT/BANK:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John W. Woodiel III
John W. Woodiel III
Managing Director

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ John W. Woodiel III
John W. Woodiel III
Managing Director

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

BANK OF SCOTLAND

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President — G011

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Vice President

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

COMERICA BANK

By:	/s/ Brenton Bellamy
Name:	Brenton Bellamy
Title:	Assistant Vice President

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

The undersigned (i) consents and agrees to this Third Amendment, and (ii) agrees that the Loan Papers to which it is a party (including, without limitation, the Amended and Restated Facility Guaranty dated as of November 18, 2011, the Pledge and Security Agreement dated as of June 22, 2012, and Mortgages to which each of the undersigned is a party) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

GEOMET GATHERING COMPANY, LLC,
an Alabama limited liability company

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	Manager

GEOMET OPERATING COMPANY, INC.,
an Alabama corporation

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	Executive Vice President

[Signature Page]

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.